Investment Strategy - Vanguard Dividend Growth Fund	Jan. 31, 2026
Prospectus [Line Items]
Summary of Definition of Rule 35d-1 Term in Fund Name [Text Block]	These stocks typically—but not always—will be large-cap, will be undervalued relative to the market, and will show potential for increasing dividends.
Summary of Selection Criteria for Rule 35d-1 Term in Fund Name [Text Block]	For purposes of the 80% policy, a dividend growth stock is a stock that has paid a dividend within the past five years. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time.
Rule 35d-1 Eighty Percent Investment Policy [Text Block]	Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend growth stocks.